Stockholders' Equity	9 Months Ended
Sep. 30, 2012
Stockholders' Equity Note [Abstract]
Stockholders' Equity
Stockholders’ Equity
At September 30, 2012 and December 31, 2011, the Company had 137,957,451 and 83,896,043 shares of common stock outstanding, respectively, and 2,070,000 shares of 5.50% Series A Mandatory Convertible Preferred Stock (“Convertible Preferred Stock”) outstanding.
Concurrently with the issuance of the 6.00% Convertible Notes discussed in Note 14, the Company issued a total of 13,800,000 shares of its common stock at a price to the public of $10.00 per share (the “Primary Shares”) in a separate underwritten public offering. The underwriters received a 6.00% fee in the form of an underwriter's discount for the Primary Shares plus a $1.5 million flat fee to the representative of the underwriters of the Primary Shares. Certain officers, directors and other related parties of the Company participated in offering of the Primary Shares by purchasing 7,090,000 of the total Primary Shares issued, but no underwriting fees were charged to the Company for the purchase by the insiders.

At the same time of the issuance of the 6.00% Convertible Notes and the Primary Shares, and as further discussed in Note 14, the Company entered into a share lending agreement with MSCS, pursuant to which it has agreed to loan to MSCS 13,800,000 shares of common stock. The Company received no proceeds from the Borrowed Shares, but only a nominal lending fee from MSCS for the use of these loaned shares. The Borrowed Shares are issued and outstanding for corporate law purposes. However, based on certain contractual undertakings of MSCS in the share lending agreement that have the effect of substantially eliminating the economic dilution that otherwise would result from the issuance of the Borrowed Shares, the Borrowed Shares will not be considered outstanding for the purpose of computing and reporting Molycorp's earnings per share.
As a result of the conversion of the Debentures, as further discussed in Note 14, a portion of the Debentures tendered was converted into 99,723 shares of Molycorp common stock.

In connection with of the acquisition of Molycorp Canada on June 11, 2012, Molycorp and MCP Exchangeco Inc. issued an aggregate of 13,545,426 shares of common stock and 507,203 Exchangeable Shares, the latter without par value, in consideration for that portion of the purchase price Molycorp paid to Molycorp Canada’s former shareholders who elected to receive shares of Molycorp common stock in addition to or in lieu of cash on the acquisition date. The $284.1 million fair value recorded in additional paid-in capital related to the issuance of acquisition consideration was based on the closing price of the Company’s common stock on June 11, 2012. As of September 30, 2012, 316,860 shares of the Exchangeable Shares had been converted into shares of Molycorp common stock.
On March 8, 2012, Molibdenos y Metales S.A. (“Molymet”), the world’s largest processor of molybdenum and rhenium, headquartered in Santiago, Chile, purchased 12,500,000 shares of the Company’s common stock for $390.1 million, net of stock issuance costs of $0.1 million, at a purchase price of $31.218 per share, which price was determined based on the average daily volume weighted average price of the Company’s common stock on The New York Stock Exchange for the 20 consecutive trading days immediately preceding the date of the agreement, plus a 10% premium. Pursuant to this investment, Molymet acquired the right to nominate a member of the Company’s Board of Directors for so long as Molymet owns a certain percentage of the Company’s common stock.
In February, May and August 2012, the Company declared a cash dividend of $1.375 per share on the Convertible Preferred Stock, respectively. The Company paid $2.8 million of the aggregate dividend in the third quarter of 2012, and a total of $8.5 million during the nine months ended September 30, 2012.